AMPLIFY ETF TRUST SUMMARY PROSPECTUS March 1, 2021
Amplify CrowdBureau® Online Lending and Digital Banking ETF (formerly Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF) NYSE Arca — LEND

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2021, are incorporated by reference into this summary prospectus.

Notification of electronic delivery of shareholder materials

Beginning on June 29, 2021, as permitted by regulations adopted by the U.S Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

INVESTMENT OBJECTIVE

The Amplify CrowdBureau® Online Lending and Digital Banking ETF (formerly Amplify CrowdBureau® Peer-to-Peer Lending &
Crowdfunding ETF) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CrowdBureau® P2P Online Lending and Digital Banking Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in the securities that comprise the Index. In addition, the Fund will normally invest at least 80% of its total assets in the securities of online lending and/or digital banking companies. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. Using an indexing investment approach, the Fund attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-adviser, Penserra Capital Management, LLC, (the “Sub-Adviser”) manages the investment of the Fund’s assets.

The Index is a rules-based stock index owned, developed and maintained by CrowdBureau Corporation (“CrowdBureau” or the “Index Provider”) designed to provide exposure to U.S.-listed equity securities of companies included within the peer-to-peer securities based crowdfunding and digital lending ecosystem. In seeking to provide broad exposure to this emerging portion of the economy, the Index is devised to provide exposure to not only those companies that operate online lending platforms that facilitate peer-to-peer lending, but also U.S. financial institutions with a digital lending platform, social networking platforms and providers of technology and software solutions.

The Index principally includes companies engaged in loan-based crowdfunding activities. The Index refers to “crowdfunding” as a financing method, typically internet-based, by which capital is raised through the solicitation of small individual investments or contributions from a large number of persons, entities or institutions that lend money directly or indirectly to businesses or consumers. In loan-based crowdfunding, more commonly referred to as “peer-to-peer lending,” investors generally purchase nonrecourse notes representing fractional interests in specific underlying loans. The Index additional also provides exposure to “digital banks,” which epitomize a virtual banking process by facilitating all functional levels of banking on all service delivery platforms, including all the same functions a head office, branch office, online service, bank cards, ATM and point of sale machines provide. Digital banks allow users to access financial data through desktop, mobile, and ATM services. As an end-to-end platform, digital banking encompasses the front-end for the consumers, the back-end for bankers through their servers and administration control panels, and the middleware that connects these nodes. The Index further provides exposure to social networking platforms that offer or plan to offer peer-to-peer lending or securities-based crowdfunding services and providers of the technology and software solutions that enable and facilitate the operation of these crowdfunding platforms.

Specifically, the Index includes those companies with business operations that fall into one of the following two segments:

Segment 1 Peer-to-Peer Marketplace Lenders and Digital Banking Platforms: Three categories — 85%

•      Peer-to-Peer Marketplace/Online Lenders. Companies that derive at least 50% of their revenue from the operation of loan-based crowdfunding platforms on which individuals and institutions may lend to individuals or businesses seeking loans and other credit-based offerings.

•      U.S. Financial Institutions Offering a Digital Banking Platform. Companies that offer dedicated peer-to-peer lending and/or digital banking in the form of a separate business line or cost unit within a larger financial services franchise. The Index selects ten companies from this category. To be included within this category, the Index begins with all US registered banks. From that universe, the thirty largest banks by assets are selected. From that group, the banks that have a dedicated digital banking platform (as defined by CrowdBureau) are identified. Of these banks, those banks with no branches are included in the Index. Of the remaining banks, those that derive 50% or more of their revenue from digital banking are also included in the Index. If ten banks have not been identified by the previous process, the remaining banks are then compared based on a scoring system which ranks the banks by adding their digital deposits, mobile users and registered digital users. The banks with the highest rankings are selected to complete the group of ten constituents. If more than ten banks are identified by the previous process, the ten banks with the highest scores pursuant to the above scoring methodology are selected to comprise the group of ten constituents.

•      Social Networking Platforms. Companies operating social network platforms that enable individuals to lend or borrow without a bank serving as intermediary. This includes mobile banking, cash advances, remittances, and/or other forms of credit as part of a commerce ecosystem to support buyers, sellers or other customer groups.

Segment 2 Providers of Technology and Software Solutions: One category — 15%

•      Providers of Technology and Software Solutions. Companies that derive their annual revenues from technologies, software solutions or data analytics intended to evaluate, underwrite, fund, provide financing and payment services that facilitate access to and extension of credit so as to enable and facilitate the operations of peer-to-peer lending and digital banking platforms.

As of each reconstitution, the four categories represent the following percentages of the Index:

•      Peer-to-Peer Marketplace/Online Lenders – 60%, modified market capitalization weighted;

•      U.S. Financial Institutions Offering a Digital Banking Platform – 20%, fixed weighted with a maximum weight of up to 3%;

•      Social Networking Platforms – 5%, fixed weighted with a maximum weight of 1%; and

•      Providers of Technology and Software Solutions – 15%, modified market capitalization weighted.

See “Additional Information About the Fund’s Strategies and Risks.”

The Index is composed of common stocks and depositary receipts issued by small, mid or large capitalization issuers operating in developed or emerging markets. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The security selection process relies on publicly available information and data to identify those companies with business operations that fall into one of the segments of the peer-to-peer securities based crowdfunding and digital lending ecosystem enumerated above. All companies included in the Index are listed and traded on a nationally recognized securities exchange located in the United States.

There is no limit as to the number of securities that can comprise the Index. As of January 1, 2021, the Index was comprised of 47 securities with a market capitalization range of approximately $6.9 million to $1.65 trillion. As of the date of this Prospectus, the Index also had significant exposure to U.S. and Chinese issuers. The Index is rebalanced and reconstituted on a quarterly basis.

Concentration Policy. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries (i.e., holds 25% or more of its total assets) except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Asset Concentration Risk. Since the Index, and therefore the Fund, may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Banks Risk. Banks are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. In addition, banks are subject to extensive regulation at both the federal and state level, which may affect permissible activities, profitability and the amount of capital that they must maintain.

China Risk. The Fund invests significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

Currency Risk. Because the Fund’s net asset value is determined in U.S. dollars, the Fund’s net asset value could decline if a relevant non-U.S. currency depreciates against the U.S. Dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change quickly and without warning, which could have a significant negative impact on the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk. Depositary receipts may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored depositary receipt arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the depositary receipt holders. Because unsponsored depositary receipt arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositary receipt and voting rights with respect to the deposited securities are not passed through. Depositary receipts can involve currency risk since, unlike depositary receipts, they may not be U.S. dollar-denominated.

Electronic Information Risk. Peer-to-peer loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. As such, the peer-to-peer securities based crowdfunding and digital lending ecosystem is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber-attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. Such companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, such companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Additionally, the Index Provider has a limited history of experience as an index provider or investment adviser for a registered fund, which may create additional risks for investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The success of a platform is dependent upon their specific business model and market conditions. Any increase in default rates on a platform’s peer-to-peer loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform. The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

Limited Operating History of Platforms Risk. Many of the peer-to-peer lending platforms, and investment crowdfunding in general, are in the early stages of development and have a limited operating history. As a result, there is limited historical data regarding the performance of peer-to-peer lending and the long-term outlook of the industry is uncertain.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Premium/Discount Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Regulatory Risk. The platforms in which the Fund invests are subject to various statutes, rules and regulations issued by federal, state and local government authorities. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business.

Risks of Companies Engaged in Digital Banking. Companies engaged in digital banking may be adversely impacted by economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. Digital banking customers may be concentrated in a particular country, region or industry. Digital banking companies may face intense competition and potentially rapid product obsolescence. Companies that are developing digital banking technology that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms.

There is significant risk that governmental oversight on digital banking activities could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some companies engaged in digital banking. In addition, companies that are engaged in digital banking may store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their peer-to-peer loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Small Fund Risk. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Because the Fund has fewer assets than larger Funds, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and could cause shareholders to incur expenses of liquidation and elevated transaction costs. Even if the Fund does not liquidate, if the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. Finally, when the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index.

Calendar Year Total Returns as of 12/31
0%
-5%
-10%
-15%
-20%
-25%
-22.62%
2020

The Fund’s highest quarterly return was 19.70% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -37.08% (quarter ended March 31, 2020).

Average Annual Total Return as of December 31, 2020
Amplify CrowdBureau® Online Lending and Digital Banking ETF	1 Year	Since Inception (05/08/2019)
Return Before Taxes	-22.62%	-27.81%
Return After Taxes on Distributions	-22.62%	-28.75%
Return After Taxes on Distributions and Sale of Fund Shares	-13.39%	-20.91%
CrowdBureau® P2P Online Lending and Digital Banking Index (reflects no deduction for fees, expenses or taxes)(i)	-21.81%	-27.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	19.77%

(i)         On November 22, 2020, the Index was amended and renamed from CrowdBureau Peer-to-Peer Lending & Equity Crowdfunding Index to CrowdBureau® P2P Online Lending and Digital Banking Index (the “Index Amendment”). Performance prior to November 22, 2020 reflects performance prior to the Index Amendment.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Advisers. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•      Dustin Lewellyn, CFA, Managing Director at Penserra

•      Ernesto Tong, CFA, Managing Director at Penserra

•      Anand Desai, Senior Vice President at Penserra

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.